                                                                File Numbers:
                                                                333-63416
                                                                811-10419




                                 UNITED STATES
                       Securities and Exchange Commission
                             Washington, DC.  20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 16                                             X


                                      and


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Post-Effective Amendment No. 16                                             X


The NorthQuest Capital Fund, Inc.      (Exact Name of Registrant as Specified
                                       in Charter)
16 Rimwood Lane, Colts Neck, NJ 07722  (Address of Principal Executive Offices)

732-842-3465                           (Registrant's Telephone Number)

Peter J. Lencki                        (Name of Agent)
16 Rimwood Lane, Colts Neck, NJ 07722  (Address of Agent)


Approximate Date of Proposed Public Offering: On 04/28/10 pursuant to Rule 485 paragraph (A) POS.


It is proposed that this filing will become effective (check the appropriate box)

      [ ]  immediately upon filing pursuant to paragraph (b)
      [ ]  on (date) pursuant to paragraph (b)
      [X]  60 days after filing pursuant to paragraph (a) (1)
      [ ]  on (date) pursuant to paragraph (a) (1)
      [ ]  75 days after filing pursuant to paragrahp (a) (2)
      [ ]  on (date) pursuant to paragraph (a) (2) of rule 485.

If appropriate, check the following box:

      [ ] This post-effective amendment designates a new effective date for a previous filed post-effective amendment.






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     P R O S P E C T U S

     April 28, 2010







     NORTHQUEST CAPITAL FUND, INC.
     The  Fund is best suited for investors
     seeking long-term capital appreciation.



     The Securities and Exchange Commission has not approv-ed or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.































                         NorthQuest Capital Fund, Inc.
                                16 Rimwood Lane
                              Colts Neck, NJ 07722
                                  800-698-5261
                                  732-842-3465

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                                TABLE OF CONTENTS


   INVESTMENT OBJECTIVE .................................................... 1
   FEES AND EXPENSES ....................................................... 1
   PORTFOLIO TURNOVER ...................................................... 1
   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
     Principal Investment Strategies ....................................... 3
     Temporary Defensive Positions ......................................... 5
   MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
     Investment Adviser .................................................... 5
     Contract Terms ........................................................ 5
     Portfolio Manager ..................................................... 6
   CAPITAL STOCK
     Description of Common Stock ........................................... 7
     Voting Rights ......................................................... 7
   PRICING OF FUND SHARES
     Market Value of Securities ............................................ 7
   MARKET TIMING POLICY .................................................... 7
   PURCHASE OF FUND SHARES
     Initial Investments ................................................... 8
     Subsequent Purchases .................................................. 8
   REDEMPTION OF FUND SHARES
     Endorsement Requirements .............................................. 8
     Redemption Price ...................................................... 8
   IRA ACCOUNTS ............................................................ 9
   DIVIDENDS AND DISTRIBUTIONS
     Reinvestments ......................................................... 9
   TAX CONSEQUENCES
     Tax Distribution ...................................................... 9
   PRIVACY POLICY .......................................................... 10
   FINANCIAL HIGHLIGHTS .................................................... 11
   WHERE TO GO FOR MORE INFORMATION ........................................ 12




      ACCOUNT APPLICATION FORMS included separately with prospectus.
        Account Application
        IRA Account Applications










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                              INVESTMENT OBJECTIVE
The Fund's investment objective is to seek long-term capital appreciation.

                          FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The Fund does not impose any sales charges, exchange fees or redemption fees.

Shareholder Fees (fees paid directly from your investment):

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets) and Example
                         Annual Fund Operating Expenses
        Management Fees:                                             1.00%
        Other Expenses:                                              0.83%
                                                                     -----
        Total Annual Fund Operating Expenses                         1.83%
        Less Expense Reimbursement *                                 0.04%
                                                                     -----
        Total Expenses after Reimbursement                           1.79%
                                                                     =====

* Denotes the contractual reimbursement by Emerald Research Corporation ("ERC") of a portion of the Fund's operating expenses. This reimbursement provision is included in the advisory agreement between ERC and the Fund. Any expenses that exceed 1.79% per year of the averaged total net assets of the Fund will be paid by ERC. The Fund will not refund ERC for these reimbursements. The reimbursement will be in effect only so long as that advisory agreement is in effect.

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
            One Year       Three Years       Five Years       Ten Years
              $186            $576              $990           $2,148

                               PORTFOLIO TURNOVER
The Fund pays transactional costs, such as commissions, when it buys and sells securities (or, "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transactional costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.

                         PRIMARY INVESTMENT STRATEGIES
The Fund's investment objective is to seek long-term capital appreciation by in-vesting exclusively in common stock securities of U.S. issuers. The Fund invests in small, large- and mid-capitalization companies whose stock prices are consid-ered by the Fund's advisor to be undervalued. Undervalued stocks are generally those with a low share price when measured against the value of the total company.




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                                 PRIMARY RISKS
The principal risks of investing in the Fund are:

* Market Risk. This is the risk that the Fund's investments will fluctuate with the stock markets and that prices may sharply fall or rise over the short-term or long-term periods. You may lose money by investing in the Fund.

* Focused Portfolio Risk. The Fund is non-diversified which means that the Fund's portfolio consists of a small number of companies. As a consequence your investment in the Fund has a risk that a single common stock may have a significant event, negative or positive, on the Fund's portfolio.

* Risk of Investing in a Managed Fund. The Fund may underperform other invest-ments or indices as a result of investment selections recommended by the Fund's investment adviser.

* Large Cash Positions: The Fund may hold a higher amount of cash during dur-ing challenging economic times (such as a banking or financial crisis) which may prevent the Fund from achieving its long-term capital appreciation.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                              ANNUAL TOTAL RETURNS
The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund performance for the period from January 15, 2002 (commencement of investment operations) to December 31, 2009. The past performance of the Fund that will be shown will not be an indication of future results.

Bar Chart of Fund's performance for years ending in 2002, 2003, 2004, 2005, 2006, 2007, 2008 and 2009. (Bar Graph omitted)

 2002      2003      2004      2005      2006      2007      2008      2009
------    ------    ------    ------    ------    ------    ------    ------
-8.10%     19.3%     8.85%    -1.34%    13.42%    -3.69%   -29.48%    12.49%

During the eight year period shown in the bar chart the highest return for a quarter was 16.06% and the worst return for a quarter was -21.27%. These returns occurred in quarters ending 06/30/09 and 12/31/08, respectively.

The table shows the Fund's average annual return for the periods of 1 year, 5 years, and since inception (01/15/02) to 12/31/09 and the effect of federal income taxes on these returns. Tax figures for the Fund were calculated using the highest individual federal income tax bracket. Actual after tax returns may be lower than those shown since they depend on the investor's tax information. State and local taxes were not considered. Please note that this tax information does not apply to tax deferred accounts such as IRA's because such accounts are subject to taxation only upon distribution.

                                           Average Annual Total Returns:
                                           Periods Ended December 31, 2009
                                                                 Since Inception
                                             1 year     5 Years     (1/15/02)
  NorthQuest Capital Fund
   Return before taxes                       12.49%      -3.08%        .25%
   Return after taxes on distributions       12.49%      -3.09%        .25%
   Return after taxes on distributions
                 & sale of Fund shares        8.07%      -3.09%        .21%


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  S&P 500 Index with dividends reinvested
   Return before fees, expenses or taxes     26.46%        .41%       1.62%

                               INVESTMENT ADVISOR
The investment advisor is Emerald Research Corporation ("ERC").

                               PORTFOLIO MANAGER
Peter J. Lencki, President, Treasurer and Chairman of the Fund. Mr. Lencki is President of ERC. He has managed the Fund since 2002.

                        PURCHASE AND SALE OF FUND SHARES
The Fund's minimum initial investment is $1,000 and the minimum for subsequent investments is $100. You may purchase or redeem your shares by contacting the
Fund: (a) by telephone at 800-698-5261; or (b) in writing to NorthQuest Capital Fund, P.O. Box 194, Lincroft, NJ 07738-0194.

                                TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

                      FINANCIAL INTERMEDIARY COMPENSATION
The Fund and its investment advisor do no pay financial intermediaries for sales or related services.

     INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS The Fund seeks long-term capital appreciation by investing primarily in common stock securities of U.S. issuers except for those situations discussed in section "Temporary Defensive Positions". It should be noted that a severe reces-sion or steep downturn in the economy, such as in 2008 and 2009, may cause the Fund to not meet its investment objective. Objectives may be changed without shareholder approval.

                     PRINCIPAL INVESTMENT STRATEGIES OF THE FUND
The Fund intends to achieve its goals by investing in shares of companies that:
 a) have earnings and revenues growing sequentially, year to year, and are undervalued.
 b) are in the process of turning around after a period of declining earnings and/or sales.
 c) are under new management, who have a reputation for cutting costs and increasing profitability.

Once these investment candidates have been identified, the six step issuer selection methodology stated below is used to select securities:

1. Valuation: To determine the value of an individual company the Investment Adviser will calculate the five-year discounted free cash flow. Free cash flow is net income after taxes plus depreciation and amortization minus capital spending and any other expenditures needed by the company to maintain its cur-rent position. The discount rate used is the current rate of the 30 year bond. When the discounted Free Cash Flow calculates that an equity is undervalued by 25% or more, the company remains in the selection process.

2. Use of Capital: The efficient use of capital is measured by using "Economic Value Added" (EVA). EVA is a mathematical equation which calculates whether or not a company is earning more than its cost of capital. EVA is after-tax opera-ting profit minus cost of capital, which is total capital times the weighted average cost of the company's debt and equity capital. A positive EVA number indicates management is making money for its shareholders.

3. Analysis of Candidates: The Investment Adviser, ERC, will analyze the finan-cial data of an individual company if item 1 shows undervaluation and item 2 is
                                     - 3 -



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a positive number. Debt, profit margins, return on shareholder equity, consis-
tent growth in revenues and earnings, type and viability of business/es, and whether management is competent and credible, represent some of the financial information which are examined in detail.

4. General Review: The Adviser reviews current social, political, environmental, and economic trends in the U.S. and abroad. This examination is to determine if any of these trends will have a positive or negative effect on the company. Some of these trends include interest rates, inflation, governmental regulations and policies, judicial decisions, consumer spending, military intervention, capital spending and tax rates. If there are no negative long-term implications associ-ated with these trends, the company is added to the Fund's portfolio.

5. Quarterly Reviews: Each common stock security in the Fund's portfolio is re-viewed every 3 months near release of company's quarterly earnings in accordance with steps 1 through 3. A significant deviation that could indicate a negative effect on the long-term future price of a company in the Fund's portfolio or the substitution of another security offering greater long-term upside potential may lead to the selling of a security in the Fund's portfolio.

6. The Fund may deviate without limitation from five step investment methodology when evaluating companies under new management and/or in the process of turning around their operations. If step 1 is affirmative it will override the conclu-sions of steps 2, 3 and 4. Accordingly, any security purchased by the Fund must meet step 1. The Fund has a policy not to concentrate in securities of issuers in a particular sector, industry or group of industries.

                             SECONDARY GOAL OF FUND
Earning dividend income from common stock securities is a secondary goal. The Fund will not invest greater than 5% of its assets in a single investment com-pany and no more than 10% of its total assets in aggregate in all investment companies. It should be noted that an investment in an investment company by the Fund will add additional costs and duplication of costs to the Fund which will be shared among the shareholders in the Fund.

                    PRINCIPAL RISKS OF INVESTING IN THE FUND
Narrative Risk Disclosure: An investor could lose money through investment in this Fund. The principal risks of investing in this Fund are:
a) changing stock market and economic conditions may cause the Fund's total re-turns to go down as well as up over the short-term and even over long periods of time.
b) the Fund's investment strategies may not prove to be effective.
c) there are no assurances that dividend income will be earned from the Fund's investments.
d) large cash positions, that may be used defensively as discussed in the sec-tion 'Temporary Defensive Positions', could prevent the Fund from achieving its stated investment objective of long-term capital appreciation. Temporary Defensive Positions is inconsistent with the Fund's investment strategies and the Fund's investment objectives.
e) our 'Non-diversification Policy' that carries the larger risk associated with any one bad security choice or group of securities representing one sector of the economy as compared to the risk if we were more diversified by holding more securities.
f) periods of declining stock market prices may cause investing in common stock securities by the public to fall out of favor, thereby causing the Fund to under perform or lose money.

Who should invest: This Fund is best suited for disciplined long-term investors who want to invest in a focused portfolio of companies that seeks to exceed the S&P 500 average annual rate of return over a five year period. The Fund port-folio benefits investors who desire low portfolio turnover and tax efficiency.
                                     - 4 -



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Who should not invest: This Fund is not recommended for: investors who are short-term oriented and not tolerant to the Fund's daily price fluctuations; investors seeking diversification and high turnover and investors looking for current income.

Temporary Defensive Position: The Fund may increase its cash position by in-vesting in some or all of the following securities: cash accounts (such as bro-kerage cash and/or bank savings accounts), short-term debt securities (BBB or better), high-grade commercial paper (AA or better), and/or obligations of the U.S. government and its agencies. This strategy is to preserve capital during periods of falling common stock prices. These defensive decisions made by the Adviser to protect capital may prevent the Fund from achieving its stated in-vestment objective of long-term capital appreciation.

Non-diversification Policy: The Fund is non-diversified which means that compar-ed with other Funds, it may invest a greater percentage of its assets in a lim-ited number of issuers. As a result, the risk of investing in a non-diversified Fund is that the Fund's performance may be more susceptible to the performance of an individual company in its portfolio. The Fund seeks only enough diversifi-cation in its security selections to maintain its federal non-taxable status under Sub-chapter M of the Internal Revenue Code. See section "TAX CONSEQUENCES" on page 9 of the prospectus for information about what level of Sub-chapter M is required of the Fund.

                               Portfolio Holdings
The Fund's policies and procedures with regard to the disclosure of its invest-ment securities is discussed in the Statement of Additional Information ("SAI").


                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
                                   Management
Investment Adviser: The Emerald Research Corp. (ERC) is a New Jersey corporation and will act as the Investment Adviser to the Fund. The address of ERC is:
16 Rimwood Lane, Colts Neck, NJ, 07722. Peter J. Lencki is the president, com-pliance officer and owner of the Investment Adviser. He is also president and treasurer of the Fund.

The Investment Adviser will provide the following services to the Fund:
1. Continuous review of the Fund's portfolio.
2. Recommend to the Fund when and to what extent which securities the Fund should purchase or sell according to the Fund's investment methodology.
3. Pay the salaries of those of the Fund's employees who may be officers or directors or employees of the Investment Adviser.
4. Pay the initial organizational costs of the Fund and reimburse the Fund for any and all losses incurred because of purchase reneges (That is, when a shareholder or prospective shareholder fails to make payment for purchase of Fund shares).
5. Act as the Fund's transfer agent by handling all share purchases and redemptions.

On July 24, 2009 the Directors of the Fund approved a management and advisory contract with ERC. This Agreement will continue on a year to year basis provided that approval is voted on at least annually by specific approval of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of Directors of the Fund who are neither parties to the agreement or interested persons as defined in the Investment Company Act of 1940 at a meeting called for the purpose of voting on such approval.

Contract Terms: Under the Agreement, the ERC will furnish investment direction on the basis of an ongoing review using the appropriate methodology to determine
                                     - 5 -



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when and what securities will be purchased or disposed by designated Fund per-
sonnel. The Agreement may be terminated at any time, without payment of penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to the ERC. In the event of its assignment, the Agreement will terminate automatically. Ulti-mate decisions as to the investment policy and as to individual purchases and sales of securities are made by the Fund's officers and directors. For these services, the Fund has agreed to pay the Investment Adviser a fee of 1% per year on the net assets of the Fund. This fee is computed on the average daily closing net asset value of the Fund and is payable monthly. ERC will absorb sufficient expenses to hold the total expenses of the Fund to equal to or less than 1.79% per year of the averaged total net assets. ERC has a contract with the Fund wherein it is required to follow the investment strategy of the Fund in managing the portfolio and to pay salaries of those Fund employees who may be officers or directors or employees of the Investment Adviser. All custodial, registrar or transfer fees, if any, will be borne by the Investment Adviser except printing and postage. The Fund pays all other expenses, including fees and expenses of directors not affiliated with the Adviser; legal and accounting fees, interest, taxes, brokerage commissions, record keeping and the expenses of operating its offices. ERC has paid the initial organizational costs of the Fund and will re-imburse the Fund for any and all losses incurred because of purchase reneges such as a shareholder not forwarding a check to buy shares or a shareholder's check that fails to clear. ERC will provide transfer agent services to the Fund as described in the SAI.

The Fund paid the Adviser 1% of the Fund's average daily net assets for the fis-cal year ended 12/31/09. The discussion regarding the basis for the Board of Director's approving any advisory contract of the Fund will be available in the Fund's Annual Report.

Portfolio Manager ("PM"): Peter J. Lencki has been the portfolio manager of The NorthQuest Capital Fund for the past eight years. Previous to managing the Fund's investments, Mr. Lencki acted as a portfolio manager for over five years in running a private investment partnership, NorthPoint Capital LLP. Mr. Lencki holds a Bachelor of Arts degree in Political Science from Seton Hall University in New Jersey. The strategy used by Mr. Lencki to manage the partnership port-folio was identical to the Fund's strategy, detailed in the section " Principal Investment Strategies of the Fund " in this prospectus. The Fund's SAI provides additional information about the PM's compensation, other accounts managed by the PM, and PM's ownership of securities in the Fund.

Custody of Investments: The Fund will operate under rule 17f(4) and its amend-ments under the Investment Company Act of 1940. Therefore, securities and simi-lar investments of the Fund will be maintained with a "securities depository" registered with the Securities and Exchange Commission ("SEC") or a federal re-serve bank by using the following intermediary custodian:
   1.  Charles Schwab and Co., Inc. ("Charles Schwab and Company")
       a.  Offices throughout U.S.
The Fund's securities and similar investments will be held in street name and maintained in bookkeeping entry by the "securities depository". Charles Schwab and Company meets the following criteria required under Rule 17f(4):
       A.  Not affiliated with the Fund.
       B. Use a federally registered "securities depository" known as Depository Trust Company ("DTC") to hold client assets.
       C. Exercise due care in accordance with reasonable commercial standards in discharging its duty as a securities intermediary to obtain and thereafter maintain such financial assets.
       D. Provide promptly, upon request by the Fund, such reports as are available concerning internal accounting controls and financial strength of custodian.
A Board Resolution by the Fund's Board of Directors grants Charles Schwab and
                                     - 6 -



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Company the authority to act as the Fund's intermediary custodian.

                                   CAPITAL STOCK
Description of Common Stock: The authorized capitalization of the Fund consists of 500,000,000 shares of NorthQuest Capital common stock of $0.001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares are issued in book format (no certificates) and are fully paid and non-assessable.

Voting Rights: Each holder of the Fund's shares has voting rights equal to the number of shares held. Voting rights are non-cumulative. Therefore the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose, although holders of remaining shares are still able to cast their votes.
                               PRICING OF FUND SHARES
When and How do We Price: The net asset value of the Fund's shares is determined as of the close (4:00p.m.) each business day the New York Stock Exchange is open Monday through Friday exclusive of Martin Luther King, President's Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, Christmas & New Years Day. The net asset value is the price of each share and is determined by divid-ing the value of the Fund's securities, plus any cash and other assets less all liabilities, excluding capital surplus, by the number of shares outstanding.

Market Value of Securities: The market value of securities held by the Fund that are listed on a national exchange and/or over the counter markets is determined to be the last recent sale price on such exchange or market. Securities that have not recently traded are valued at the last bid price in such market. The fair value of securities for which current market quotations are not readily available will be evaluated as determined in good faith by the Fund's Board of Directors.
   Zero Coupon Bonds and U.S. Government Treasury Notes are priced at the cur-rent bid price at 3 PM Eastern time as quoted by our current brokerage firm, Charles Schwab & Co., Inc. The Board will determine the fair value of these se-curities if warranted by events occurring between 3 PM and 4 PM Eastern time.

                            MARKET TIMING POLICY
Market Timing is the excessive short-term trading of mutual fund shares which may increase Fund trading costs, have tax consequences, and disrupt the Fund's investment stategies. The Fund believes that its exposure to harmful market tim-ing risk is low because the Fund's investment portfolio has no common stocks of foreign issuers and prices are readily available for those common stocks in the Fund's portfolio. Currently, the Fund defines "Market Timing" as selling all or a substantial portion of Fund shares within 7 days of purchase, or within 30 days of the purchase, if it happens more than once a year. To protect the Fund from harmful market timing, the Fund's Compliance Officer will monitor trading activity. If the Fund's Compliance officer determines that certain transactions exhibit a pattern of excessive short-term trading, those accounts involved may be "flagged" and future share purchase activity will be restricted or eliminat-ed for those account or accounts for such term as the Compliance Officer shall determine. The Fund reserves the right to waive a restriction on or elimination of a shareholder account for certain long-term investors and omnibus accounts. The Fund discourages "Market Timing" and does not accommodate "Market Timing". The Fund always reserves the right to not accept any purchase order.

                            PURCHASE OF FUND SHARES
The offering price of shares offered by the Fund is at the net asset value per share next determined after receipt of the purchase order by the Fund and is computed in the manner described in the above section "Pricing of Fund Shares ". The Fund reserves the right at its sole discretion to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applica-
                                     - 7 -



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tions when, in the judgement of managment such termination or rejection is in the best interest of the Fund.

Initial Investments: Initial purchase of shares of the Fund may be made only by application submitted to the Fund. For the convenience of investors, an Account Application is included in every request for a Prospectus. To receive this information call 800-698-5261 or write to: NorthQuest Capital Fund
                                           P.O. Box 194, Lincroft, NJ 07738-0194
To open an account send a signed, completed application and check or money order to the above address. The minimum initial purchase of shares is $1,000 which is due and payable 3 business days after the purchase date. Less may be accepted under special circumstances such as custodian accounts and those investors mak-ing regular additional investments.

Subsequent Purchases: Subsequent purchases may be made by mail or phone and are due and payable three business days after the purchase date. Telephone privi-leges to purchase or sell Fund shares are given to those shareholders that indicate the selection of "Telephoned Instructions" on the Fund's application form. The minimum is $100, but less may be accepted under special circumstances.

Fractional Shares: The Fund offers fractional shares to five decimal places.

                             REDEMPTION OF FUND SHARES
Endorsement Requirements: The Fund will only issue book entry shares and will redeem all or any part of the shares of any shareholder that tenders a request for redemption. Proper guaranteed endorsement, also known as a signature guaran-tee, either by a national bank or a member firm of the New York Stock Exchange will be required unless the shareholder is known to management such as a rela-tive, friend or long-term acquaintance. A signature guarantee is an assurance by the above mentioned financial institutions that a signature and person who signed the signature are the same individual. To sell Fund shares send written instructions, signed by shareholder(s) with the proper signature guarantee to:
NorthQuest Capital Fund, P.O. Box 194, Lincroft, NJ 07738-0194

Redemption Price: The redemption price is the net asset value per share next de-termined after notice is received by the Fund for redemption of shares. The proceeds received by the shareholder may be more or less than his/her cost of such shares, depending upon the net asset value per share at the time of redemp-tion and the difference should be treated by the shareholder as a capital gain or loss for federal and state income tax purposes.

REMEMBER: Checks are sent to your address of record. If you move please tell us.

If the proceeds of the redemption are requested to be sent to an address differ-ent from the address of record or if the Fund is notified of a new address with-in 15 days of the redemption request, the request must be in writing with your signature(s) guaranteed. The Fund is not responsible for interest on redemption amounts due to lost or diverted mail.

Redemption Payment: Payment by the Fund will be made no later than 7 business days after tender. However, the Fund may suspend the right of redemption or postpone the date of payment if: The New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Com-mission or when the Securities and Exchange Commission has determined that an emergency exists, making disposal of fund securities or valuation of net assets not reasonably practicable. The Fund intends to make payments in cash, however, the Fund reserves the right to make payments in kind. It should be noted that shareholders will incur brokerage costs when selling the securities received as part of an in kind distribution. Shareholders would also have continuing market risk by holding these securities. The Fund does not intend to issue in kind re-
                                     - 8 -



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demptions using illiquid securities.

                                   IRA ACCOUNTS
Individual Retirement Accounts (IRA) are available to eligible individuals. These tax-deferred accounts allow participants to earn interest, dividends or capital gains without taxation until a future date, such as your retirement date or a withdrawal. Some or all of your IRA contributions may be tax deductible in certain IRA accounts depending on your annual income and if your employer has a retirement plan.  Withdrawals from these accounts made before the age of
59 1/2 and/or a non-qualifying account (such as a participant's annual contribu-tion exceeding the maximum limit of $5000 for 2010) are generally subject to regular income tax and additional penalty tax. Investors should seek advice from their accountant and/or legal counsel before establishing an individual retire-ment account. Account application forms, plan specific information, and instruc-tions are enclosed with the Fund's prospectus. The Fund offers the following
IRA type plans and IRA account transfers:
   * Regular IRA   * Education IRA   * Roth IRA   * SEP-IRA   * Spousal IRA
   * Rollover IRA  * Payroll Deduction Plan       * IRA Asset Transfer
To receive IRA information see section "Initial Investments" in the prospectus.

                            IRA Trustee & Custodian
Delaware Charter Guarantee & Trust Company, conducting business as Principal Trust Company (formerly Trustar Retirement Services), has agreed to act as trustee for the Fund's IRA plans and ERC will provide investment and custodial services for the Fund's IRA accounts.

                                    IRA Fees
There are no annual account maintenance fees, transfer fees or custodial fees concerning any NorthQuest Capital Fund IRA accounts.

                           DIVIDENDS AND DISTRIBUTIONS
Reinvestments: The Fund will automatically use the taxable dividend and capital gains distributions for purchase of additional shares for the shareholders at net asset value as of the close of business on the distribution date.

Cash Payouts: A shareholder may, at any time, by letter or forms supplied by the Fund direct the Fund to pay dividend and/or capital gains distribution, if any to such shareholder in cash.

                                  TAX CONSEQUENCES
Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amend-ed, the Fund, by paying out substantially all of its investment income and real-ized capital gains, intends to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a " regulated investment company " under Sub-Chapter M, at least 90% of the Fund's income must be de-rived from dividends, interest and gains from securities transactions, and no more than 50% of the Fund's total assets may be in two or more securities that exceed 5% of the total assets of the Fund at the time of each security's purchase. Not qualifying under Sub-chapter M of the Internal Revenue Code would cause the Fund to be considered a personal holding compamy subject to normal corporate income taxes. This would reduce the value of shareholder holdings by the amount of taxes paid. Any subsequent dividend distribution of the Fund's earnings after taxes would still be taxable as received by shareholders.

Tax Distribution: The Fund's distributions (capital gains & dividend income), whether received by shareholders in cash or reinvested in additional shares of the Fund, may be subject to federal income tax payable by shareholders. Distri-bution of any long-term capital gains realized by the Fund in 2010 will be taxa-ble to the shareholder as long-term capital gains, regardless of the length of time Fund shares have been held by the investor. All income realized by the Fund including short-term capital gains, will be taxable to the shareholder as ordin-
                                     - 9 -



(page)
ary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Directors. Dividends received shortly after purchase of Fund shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. This may be considered a return of capital, but the dividend is still subject to federal income and state taxes.

Federal Withholding: The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulation. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number Provided is correct and that you are not currently subject to back-up withholding.
                            DISTRIBUTION ARRANGEMENTS
The Fund is a truly no-load Fund in that investors in the Fund pay no purchase or sales fees and no 12b-1 fees.

                                 PRIVACY POLICY
The U.S. Securities and Exchange Commission has adopted a ruling regarding the "Privacy of Consumer Financial Information" known as 'Regulation S-P'. This reg-ulation states that financial institutions, such as the your Fund, must provide Fund shareholders with this notice of the Fund's privacy policies and practices on an annual basis. Below, you will find details about the NorthQuest Capital Fund, Inc. privacy policy and practices.

Information We Collect - Our account information forms contain names, addresses, phone numbers, W9 status, and social security or tax identification ("ID") num-bers for regular accounts. Our IRA account application forms also contain birth date and beneficiary information. Of course, we also keep record of all securi-ties transactions such as your account balances and transaction histories.

Our Disclosure Statement - The Fund only discloses personal information about you either while you are a shareholder or if you have left the Fund as required by law. And, since we handle client securities transactions internally, the num-ber of employees that even see your information is limited. However, mutual funds cannot be IRA trustees. We use Delaware Charter Guarantee & Trust Company, conducting business as Principal Trust Company, to provide this service which requires that we disclose our IRA shareholders' names, social security or tax ID numbers, addresses, birth dates, beneficiary information, tax withholding data, and securities transaction information. In this regard, Principal Trust Company sends a Privacy Notice annually , as required by law, to our IRA shareholders about how it handles their personal information.

Fund shareholders may call 800-698-5261 if they have any questions about the Fund's privacy policies and practices.


                              FINANCIAL HIGHLIGHTS
Financial Highlights: The financial highlights table is intended to help you understand the Fund's financial performance per share for the period from January 01, 2005 to December 31, 2009. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This informa-tion has been audited by Sanville and Company, certified public accountants, whose report, along with the Fund's financial statements, are included in the "Statement of Additional Information", that is available upon request.

(page)


                              Financial Highlights
        For a share of capital stock outstanding throughout the period
                        For the years ended December 31,

                              2009       2008       2007       2006       2005
--------------------------------------------------------------------------------
PER SHARE DATA:
--------------------------------------------------------------------------------
Net Asset Value, Beginning
                 of Period    $  9.05   $ 12.85    $ 13.35    $ 11.77   $ 11.93
--------------------------------------------------------------------------------
Income from Investment Operations:
Net Investment Income (Loss)(1) (0.03)      .01        .01        -       (0.03)
Net Realized and Unrealized
Gain (Loss) on Investments       1.16     (3.80)     (0.50)      1.58     (0.13)
                                ------    ------     ------     ------    ------
Total From Investment
                 Operations      1.13     (3.79)     (0.49)      1.58     (0.16)
--------------------------------------------------------------------------------
Less Distributions                -       (0.01)     (0.01)       -         -
--------------------------------------------------------------------------------
Net Asset Value, End of
                     Period   $ 10.18   $  9.05    $ 12.85    $ 13.35   $ 11.77
--------------------------------------------------------------------------------
Total Return (2)               12.49%   -29.48%     -3.69%     13.42%    -1.34%
--------------------------------------------------------------------------------
Ratios & Supplemental Data:
Net Assets, end of
             Period (000's)  $ 2,125    $ 1,843    $ 2,519    $ 2,490   $ 2,064
Ratio of Expenses, after
   reimbursement to Average
                 Net Assets   1.79%      1.79%      1.79%      1.82%      1.88%
Ratio of Expenses, before
   reimbursement to Average
                 Net Assets   1.83%      1.79%      1.79%      1.82%      1.88%
Ratio of Net Investment
   Income (Loss) to Average
           Net Assets after
              reimbursement  -0.36%      0.11%        -          -       -0.31%
Ratio of Net Investment
   Income (Loss) to Average
          Net Assets before
              reimbursement  -0.40%       -           -          -         -

Portfolio Turnover Rate       0.00%     22.38%      0.00%      1.67%      0.00%
--------------------------------------------------------------------------------

1 Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the period

2  Total return assumes reinvestment of dividends

(page)
                        WHERE TO GO FOR MORE INFORMATION

You will find more information about The NORTHQUEST CAPITAL FUND, INC. in the following documents:

Statement of Additional Information (SAI) - The Statement of Additional Infor-mation contains additional and more information about the Fund.

Annual and Semi-annual Reports - The Fund will issue to its shareholders semi-annual and audited annual reports. The Fund's fiscal year ends December 31st.

In addition, a discussion of the Fund strategies and market conditions that significantly affected the Fund's performance during its last fiscal year will be in the annual report.

THERE ARE TWO WAYS TO GET A COPY OF ONE OR MORE OF THE DOCUMENTS DESCRIBED ABOVE

1. Call or write for one, and a copy will be sent without charge within three business days of receipt of the request.

                       THE NORTHQUEST CAPITAL FUND, INC.
                                16 Rimwood Lane
                              Colts Neck, NJ 07722
                          800-698-5261 or 732-842-3465
                        Web site: www.NorthQuestFund.com

2. You may also obtain information about the Fund (including the Statement of Additional Information and other reports) from the Securities and Exchange Commission on their Internet site at http://www.sec.gov or at their Public Reference Room in Washington, D.C. Call the Securities and Exchange Commission at 1-800-SEC-0330 for room hours and operation. You may also obtain Fund in-formation by sending a written request and duplicating fee to the Public Reference Section of the SEC, Washington, D.C. 20549-6609.

  Please contact the Fund at the above address or by its toll free number if you wish to request other information and/or make shareholder inquiries.

                      WHY YOU SHOULD READ THIS PROSPECTUS

In this prospectus we present the objectives, risks and strategy of the Fund. The Prospectus is designed to aid you in deciding whether this is one of the right investments for you. We suggest that you keep it for future reference.


          NORTHQUEST CAPITAL FUND, INC.  SEC file number 811-10419

                        The NORTHQUEST CAPITAL FUND, INC.
                                 16 Rimwood Lane
                              Colts Neck, NJ 07722
                                  732-842-3465
                                  800-698-5261


                                    Part B
                      STATEMENT OF ADDITIONAL INFORMATION
                                 April 28, 2010

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Fund's current prospectus dated April 28, 2010. This SAI incorporates by reference the Fund's Annual Report to share-holders for the fiscal year ended December 31, 2009, which was filed with the Securities and Exchange Commission on February 01, 2010. To obtain a free copy of the Prospectus or Annual Report, please write or call the Fund at the address or the telephone numbers that are shown above.


                               TABLE OF CONTENTS
 THE FUND HISTORY...................................................... 2
 DESCRIPTION OF FUND AND ITS INVESTMENTS AND RISKS
      Classification .................................................. 2
      Investment Strategies and Risks ................................. 2
      Disclosure of Portfolio Holdings ................................ 2
      Fund Policies ................................................... 2
      Temporary Defensive Position & Portfolio Turnover ............... 3
 MANAGEMENT OF THE FUND
      Board of Directors .............................................. 3
      Management Information .......................................... 4
      Compensation and Sales Load ..................................... 5
 CODE OF ETHICS ....................................................... 5
 PROXY VOTING POLICIES ................................................ 5
 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
      Control Persons ................................................. 5
      Principal Holders ............................................... 5
      Management Ownership ........... ................................ 5
 INVESTMENT ADVISORY AND OTHER SERVICES
      Investment Adviser .............................................. 5
      Services Provided by, and Fees Paid to, the Investment Adviser .. 6
      Principal Underwriter ........................................... 6
      Third Party Payments & Service Agreements ....................... 6
      Other Investment Advice ......................................... 6
      Dealer Reallowances and Other Services .......................... 7
 PORTFOLIO MANAGER .................................................... 7
 BROKERAGE ALLOCATIONS AND OTHER PRACTICES
      Brokerage Transactions .......................................... 7
      Commissions ..................................................... 7
      Brokerage Selection ............................................. 7
      Directed Brokerage and Regular Broker-Dealers ................... 7
 CAPITAL STOCK AND OTHER SECURITIES ................................... 8
 PURCHASE, REDEMPTION, AND PRICING OF SHARES
      Purchase of Shares .............................................. 8
      Offering Price and Redemption in Kind ........................... 8
 TAXATION OF THE FUND ................................................. 8
 UNDERWRITERS OF THE FUND ............................................. 8
 CALCULATION OF PERFORMANCE DATA ...................................... 8/9
 FINANCIAL STATEMENTS ................................................. 10

                                  FUND HISTORY
The NorthQuest Capital Fund, Inc. (also referred to as the "Fund") was incor-porated in New Jersey on January 3, 2001. The Fund's registered office is in Colts Neck, NJ. Mail may be addressed to 16 Rimwood Lane, Colts Neck, NJ 07722.


            DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

                                 Classification
The Fund is an open-end, non-diversified management investment company.

                         Investment Strategies and Risks
All investment strategies and risks are discussed in the prospectus. No addi-tional strategies and risks exist to be discussed here. Accordingly, all of the Fund's investment strategies are principal investment strategies.

                        Disclosure of Portfolio Holdings
The Fund discloses its full portfolio holdings to the public on a quarterly ba-sis by filing with the SEC and reporting to Fund Shareholders. These reports are available on the SEC internet site at http://www.sec.gov or by calling the Fund's toll-free telephone number (800-698-5261).

Disclosure of non-public information about the Fund portfolio holdings may occur when there is a legitimate business purpose such as making disclosures to the Fund's printer and brokers, who have a duty to keep information confidential or have been instructed by the Fund to keep information confidential. The Fund prints most of its reports internally but there may be times when the Fund en-gages the services of an outside printer. The outside printer and the Fund will enter a non-disclosure agreement as per the terms mentioned in the next para-graph. The Fund and its Adviser have each adopted a Code of Ethics that forbids Fund or Advisory personnel from disclosing the Fund's non-public information. Any exception to the Fund's policy must be approved by an officer of the Fund and reported to the Chief Compliance Officer, who reports to the Board of Direc-tors in a timely manner. Only the Fund's Board can change the disclosure policy.

On an ongoing basis, when necessary, certain parties, the Fund's auditor, print-er, Ellen Klawans (electronically files Fund's reports to SEC), and the Fund's Investment Adviser, will each enter into non-disclosure agreements with the Fund. In these agreements the service providers must agree to: 1) treat the Fund's information confidentially until the date the information is made public and; 2) have an obligation not to use this information for trading purposes.

                                  Fund Polices
Investment Restrictions: Investment restrictions were selected to aid in main-taining the conservative nature of the Fund. These investment restrictions are the Fund's fundamental investment policies and therefore may not be changed ex-cept by the approval of a majority of the outstanding shares; i.e. A) 67% or more of the voting securities present at a duly called meeting, if the holders of more than 50% of the outstanding voting securities, are present or represent-ed by proxy, or B) of more than 50% of the outstanding voting securities, which-ever is less. Under the Fund's fundamental investment policies the Fund may not:

 a) Change Fund's Investment Objectives.
 b) Borrow money or purchase securities on margin, but may obtain such short term credit as may be necessary for clearance of purchases and sales of se-curities for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.
 c) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.
 d) Make loans. The purchase of a portion of a readily marketable issue of pub-
                                     - 2 -
    licly distributed bonds, debentures or other debt securities will not be considered the making of a loan.
 e) Acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securites of another issuer.
 f) Invest in companies for the purpose of acquiring control.
 g) Purchase or retain securities of any issuer if those officers and directors of the Fund or its Investment Adviser owning individually more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.
 h) Pledge, mortgage or hypothecate any of its assets.
 i) Invest in securities which may be subject to registration under the Securi-ties Act of 1933 prior to sale to the public or which are not at the time of purchase readily salable.
 j) Invest more than 5% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years' continuous operation, including the operations of any predecessor.
 k) Issue senior securities.
 l) Underwrite securities of other issuers.
 m) Invest 25% or more of its assets at the time of purchase in any one industry.

                Temporary Defensive Position & Portfolio Turnover
The Fund follows the portfolio management methodolgy with no exceptions other than those considered to be minor that are discussed in the section "Principal Investment Strategies of the Fund" on page 3 of the Prospectus.

                             MANAGEMENT OF THE FUND
                               Board of Directors
Shareholders meet annually to elect all members of the Board of Directors, se-lect an independent auditor, and vote on any other items deemed pertinent by the incumbent Board. The Directors holds ultimate responsibility for running the Fund, including the valuation of the Fund's portfolio securities and the pricing of Fund shares. The Board appoints officers to run the Fund and select an In-vestment Advisor to provide investment advice ( See Investment Adviser, pg. 5 of the Prospectus ). It plans to meet four times a year to review Fund progress and status.

The following provides an overview of the considerations that led the Board to conclude that each member currently serving as a Director should serve as a Director. Generally, no one factor determined the nomination or appointment of an individual to the Board. Among the factors the Board considered when con-cluding that an individual should serve as a Director were the following: (a) the individual's business and professional experience and accomplishments; (b) the individuals ability to work effectively with other Directors: (c) an indi-vidual's skills and experiences that would benefit the Board; and the individ-ual's prior experience, if any, serving in unique institutions and industries.

Below is a summary of each Director's professional experience and other consid-erations that contributed to the Board's conclusion that such Director should serve as a Director.

Robert S. Keesser - Mr. Keesser has significant management experience, having served as a District Sales Manager in the automotive aftermarket industry for the past 20 years. Mr. Keesser serves as the Lead Director of the Fund's Board.

Peter J. Lencki - Mr. Lencki has investment management and investment research experience as President of an investment advisory company ("ERC") since 1996. Mr. Lencki also serves as the Fund's Chief Compliance Officer.

                                     - 3 -



(page)
John G. Padovano - Mr. Padovano has been a private investor and owner in the insurance and packaging industries over the past 30 years. Mr. Padovano has significant experience in building and expanding private companies.

Michael W. Sommerhalter - Mr. Sommerhalter graduated Manhattan College with a major in Finance. Mr. Sommerhalter is a financial analyst at Bank of America.

                              Management Information
Officers and Directors of the Fund: Their addresses and principal occupations during the past five years are:

Interested *                                                           Other
                     Position(s) Term of Office      Principal         Positions
                      Held With   & Length of       Occupation         Held by
Name and Address      Fund & Age  Time Served       Past 5 Yrs.        Director
----------------      ----------  -----------    -------------------   ---------
Peter J. Lencki  *     President  1 Year Term    Portfolio Manager       None
16 Rimwood Lane        Treasurer                 NorthQuest Capital Fd.
Colts Neck, NJ         Director     8 Years      Colts Neck, NJ
                       Age 55

Mary E. Lencki   *     Secretary  1 Year Term    Nurse                   None
16 Rimwood Lane        Age 51                    Brighton Gardens
Colts Neck, NJ                      8 Years      Assisted Living
                                                 Middletown, NJ

Disinterested

Robert S. Keesser      Director   1 Year Term    Dist. Sales Manager     None
11 Woodmere Court      Age 48                    Genuine Parts Co.
Barnegat, NJ                        8 Years      Automotive parts/tools
                                                 Atlanta, GA

John G. Padovano       Director   1 Year Term    President               None
34 Horseshoe Court     Age 61                    Rand Diversified, LLC
Colts Neck, NJ                      8 Years      Displays & packaging
                                                 Edison, NJ

Michael W.             Director   1 Year Term    Financial Analyst       None
      Sommerhalter     Age 23                    Bank of America
Emerson, NJ                       since 04/2009  Charlotte, NC

Footnote: * Directors of the Fund are considered "Interested persons", as defin-
            ed in the Investment Company Act of 1940, because these individuals are affiliated with the Investment Adviser. Mary and Peter Lencki have a "family relationship".

Fund Holdings of Directors:                    Aggregate Dollar Range of Equity
                                                 Securities in All Registered
                        Dollar Range of         Investment Companies Overseen
     Name of            Equity Securities         by Director in Family of
     Director             in the Fund **            Investment Companies
------------------     ------------------      --------------------------------
Interested
Peter J. Lencki        S100,000 - $500,000                 None

Disinterested
Robert S. Keesser      $ 10,001 - $ 50,000                 None
John G. Padovano       $ 50,000 - $100,000                 None
Michael W.
    Sommerhalter       $    001 - $ 10,000                 None
                                     - 4 -



(page)
Footnote:** Valuation date as of 04/25/10.

Compensation and Sales Load: No compensation, pension or retirement benefits will be paid to directors and/or officers of the Fund at present time and none are presently contemplated. But this may be changed in the future by the Board of Directors at their discretion. The Fund does not compensate officers and directors that are affiliated with the Investment Adviser except as they benefit through payment of the Advisory fee. There are no sales loads whatsoever.

                                 CODE OF ETHICS
Pursuant to the requirements of rule 17j-1 code of ethics under the Investment Company Act of 1940 and in order to protect against certain unlawful acts, prac-tices and courses of business by certain individuals or entities related to the NorthQuest Capital Fund, Inc. (the "Fund"), the Fund and ERC have adopted a Code of Ethics and procedures for implementing the provisions of the code. The per-sonnel of the Fund and Investment Adviser are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Fund.

                               PROXY VOTING POLICIES
The Fund exercises its voting rights in the best interests of the Fund when vot-ing proxies with regard to securities held or purchased by the Fund. Proxies that propose offering additional stock options to their managers or compensate management excessively are usually voted down by the Fund. Generally, the Fund votes in favor of proxies that propose the repurchase of the issuer's shares without increasing the issuer's debt. For all other proposals, the Fund will evaluate whether a proposal is in the best interests of Fund shareholders and take into account the following factors such as: (a) is the proposal consider-ing past and future performance when compensating management; (b) is the pro-posal in conflict with the company's long-term strategies; and (c) is the propo-sal in keeping with high ethical standards and corporate governance.

To obtain the Fund's voting policies and information regarding how the Fund vot-ed proxies related to portfolio securities during the most recent 12-month per-iod ended June 30, without charge, call the Fund's toll-free telephone number (800-698-5261) or go to the SEC internet site at http://www.sec.gov.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                                  Control Persons
As of April 25, 2010 Rene A. Lencki is a control person having voting control of 62,531 shares (29.36%) of the outstanding voting securities of the Fund):
4,395 shares (2.06%) owned directly in her name; 22,935 shares (9.92%) as joint trustee with husband Shaun G. Lencki for TCMFM 401(K) Trust; 35,201 shares (16.53%) owned beneficially as custodian for her 5 children; and 1,815 shares (.85%) owned through her husband, Shaun G. Lencki.

                                 Principal Holders
Major Shareholders: Independent investors as of 04/25/10; Cathleen Padovano owns directly 5.1% of the Fund. Peter J. Lencki owns 5.3% of the Fund and Delores Wright owns 12.2% of the Fund. Walter A. Lencki owns 8.2% of the Fund (.4% owned beneficially with his wife, Margaret M. Lencki).

                                Management Ownership
All officers and directors of the Fund own 25,126 shares (11.8%) of the out-standing shares of the Fund. Officers and directors are each required to own a minimum of 100 Fund shares.

                        INVESTMENT ADVISORY AND OTHER SERVICES
                                Investment Adviser
The Investment Advisory Contract between the Fund and Emerald Research Corpor-ation, the investment adviser, has been renewed by the Fund's Board including a majority of the independent directors at a meeting on July 24, 2009. ERC was
                                     - 5 -



(page)
formed on 3/08/96 and is currently owned and controlled by Peter Lencki, an officer, director, and affiliate of the Fund. Peter Lencki is President and and owner (100%) of ERC. Mary Lencki, the Fund's Secretary, is affiliated with the Investment Adviser (her spouse is Peter Lencki) and she is an employee of the Adviser.

The Board renewed the advisory contract with ERC on July 24, 2009 (effective August 10, 2009 to August 10, 2010) for the following reasons.
  1. ERC continues to run the Fund's compliance program at no additional cost.

  2. ERC will continue to reimburse the Fund if the Fund's total expenses were greater than 1.79%.

  3. The annual advisory fee of 1% was fair and reasonable when compared to fees paid by other funds. ERC's financial condition was reviewed by the Board and found to be satisfactory. The Board believes the advisory con-tract meets its "profitability" benchmarks with regard to ERC's advisory fee.

  4. The Directors reviewed the nature, quality, and scope of services which ERC provides to the Fund. These services includes portfolio management (research and analysis), compliance matters and transfer agent duties.


         Services Provided by, and Fees Paid to, the Investment Adviser
The Investment Adviser is responsible for furnishing investment direction advice to Directors of the Fund on the basis of a continuous review of the portfolio and recommend to the Fund when and to what extent securities should be purchased or disposed. See section "Investment Adviser" in prospectus. The Investment Adviser will act as the dividend paying agent but tax forms, checks and postage are supplied by the Fund. ERC has an agreement with the Fund to pay the Fund's start up expenses and to absorb sufficient expenses to hold the total expenses of the Fund to equal to or less than 1.79% per year of the averaged total net assets of the Fund. The advisory fee paid by the Fund is 1% per year of the av-eraged total net assets of the Fund. This fee is computed daily and is payable monthly.

                             Principal Underwriter
Please see the section " UNDERWRITERS OF THE FUND " on page 8 of this Part B Statement of Additional Information.

                            Other Service Providers
ERC will act as the Fund's transfer agent and dividend-paying agent. ERC will not receive compensation from the Fund for these services. The principal address of ERC is 16 Rimwood Lane, Colts Neck, NJ, 07722.

The Adviser provides the Fund with accounting services. Sanville & Company is the independent registered public accounting firm for the Fund. Their offices are located at 1514 Old York Road, Abington, PA 19001.

Ellen Klawans files the Fund's reports to the SEC internet site for the Fund and is compensated for this service. Mrs. Klawans can be contacted by calling the Fund at (800-698-5261).

                  Third-Party Payments & Service Agreements
There are no third-party payments of any kind or service agreements with any or-ganization or individual other than the Investment Adviser as described in the previous paragraph.

                            Other Investment Advice
There is no individual or organization that receives remuneration from the
                                     - 6 -



(page)
Investment Adviser or the Fund for providing investment advice except brokers that receive competitive commissions on the purchase and sale of securities for the Fund's portfolio.

                    Dealer Reallowances and Other Services
There are no dealer reallowances, Rule 12b-1 plans, paid advertising, compensa-tion to underwriters or broker-dealers, sales personnel or interest, carrying or other finance charges. The Fund does send Prospectuses when it receives unsolic-ited requests.

                               PORTFOLIO MANAGER
Peter J. Lencki is the Fund's portfolio manager and is responsible for the daily management of the Fund's investment portfolio. He is a member of the Fund's board of directors. Peter Lencki is the Fund's president and treasurer. Mr. Lencki is also the president and owner of Fund's investment adviser, ERC.

At this time Mr. Lencki does not manage accounts for any other registered in-vestment companies or other pooled investment vehicles or any other accounts. Peter Lencki has 2 shareholder accounts in the Fund in the dollar range of $100,001 - $500,000 as of 04/25/10.

The Fund does not pay any type of compensation to Mr. Lencki for acting as the Fund's portfolio manager. Currently, the Fund's Adviser does not pay Peter Lencki any salary but will likely compensate Mr. Lencki when revenues permit. The Adviser pays for Mr. Lencki's health care insurance which amounted to $5,096 for 2009.

                   BROKERAGE ALLOCATION AND OTHER PRACTICES

                              Brokerage Transactions
The Fund requires all brokers to affect transactions in portfolio securities in such a manner as to get prompt execution of the orders at the most favorable price.

                                  Commissions
The Fund has no fixed policy, formula, method, or criteria which it uses in al-locating brokerage business based on commission charges. The Board of Directors will evaluate and review the reasonableness of brokerage commissions paid semi-annually.

                              Brokerage Selection
The Board of Directors has approved permission for the President of the Fund to place buy and sell orders for the Fund securities based on recommendations from the Portfolio Manager. The President may select brokers who, in addition to meeting primary requirements of execution and price, may furnish statistical or other factual information and services, which in the opinion of management, are helpful or necessary to the Fund's normal operations. Information or services may include economic studies, industry studies, statistical analyses, corporate reports, or other forms of assistance to the Fund or its Adviser. No effort is made to determine the value of these services or the amount they might have re-duced expenses of the Adviser. The Fund will not pay higher brokerage commis-sions for soft dollar credits.

                 Directed Brokerage and Regular Broker-Dealers
The Fund and Investment Adviser receives unsolicited solicitations and litera-ture from many brokers. The Fund selects brokers based on competitive commission rates and transaction services rendered. At this time the Fund will not be mak-ing principal transactions with broker-dealers.



                                     - 7 -



(page)
                          CAPITAL STOCK AND OTHER SECURITIES
Description of Common Stock: The authorized capitalization of the Fund consists of 500,000,000 shares of NorthQuest Capital common stock of .001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares once issued in book format are fully paid and non-assessible.

Voting Rights: Each holder of the Fund's shares has voting rights equal to the number of shares held. Voting rights are non-cumulative. Therefore the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose, although holders of remaining shares are still able to cast their votes.

                  PURCHASE, REDEMPTION, AND PRICING OF SHARES
                              Purchase of Shares
Offers or sales of Fund shares may not occur until a prospectus is delivered to prospective offerees or purchasers. Investors may only purchase Fund shares after receipt of a current prospectus and by filling out and submitting an ap-plication supplied by the Fund. See section " Purchase of Fund Shares " in the prospectus for more information.

                     Offering Price and Redemption in Kind
The Fund always trades at the net asset value. That means that the offering and redemption prices always are the same. Details about the offering price are given in the section " Pricing of Fund Shares " on page 7 of our Prospectus. Redemption in kind is discussed in the section " Redemption of Fund Shares " on page 8 of Fund's Prospectus.

                             TAXATION OF THE FUND
Taxation of the Fund is discussed in the section " Tax Consequences " on page 9 of the Fund's Prospectus.

                           UNDERWRITERS OF THE FUND
The Fund has no underwriter because the Fund sells its shares directly to the public.

                                TRANSFER AGENT
The Fund's Investment Adviser, ERC, acts as the Fund's transfer agent which re-cords all Fund share purchases and redemptions on Fund premises. There are no employee charges for these services, but the Fund is charged for supplies and postage. Stock certificates will not be issued because of the chance of loss and the accompaning costs of reissue indemnification. All shareholder holdings are maintained in book form. The Fund has computer hardware and software, which are provided and managed by ERC, to run the Fund's daily operations. All data is backed up and stored in secure locations.

                        CALCULATION OF PERFORMANCE DATA
Average Annual Total Return Quotation: The average ending redeemable value for a hypothetical $1000 investment made over the period of 1 year, 5 years and from 01/15/02 (commencement of investment operations) to December 31, 2009 according to the following formula:
                                   n
                            P (1+T)  = ERV
Where: P = a hypothetical initial payment of $1000; T = average annual total return; n = number of years; and ERV = ending redeemable value.

                                        Average Annual   Ending Redeemable Value
Period                Inital Purchase       Return             12/31/2009
-----------------     ---------------   --------------   -----------------------
1 Year                   $1,000             12.49%               $ 1,125
12/31/08-12/31/09
                                     - 8 -



(page)
5 Years                  $1,000             -3.08%               $   855
12/31/04-12/31/09

Since Inception          $1,000               .25%               $ 1,020
01/15/02-12/31/09

As will all mutual funds, past results is not an indication of future performance.
                                                          *
Average Annual Total Return (After Taxes on Distribution): The average annual total return (after taxes on distribution) is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending value, according to the following formula:

                                   n
                            P (1+T)  = ATV
                                          D
Where: P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years; ATV = ending value of a hypothetical $1,000; D = payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemptions.

                                        Average Annual   Ending Redeemable Value
Period                Inital Purchase       Return             12/31/2009
-----------------     ---------------   --------------   -----------------------
1 Year                   $1,000             12.49%               $ 1,125
12/31/08-12/31/09

5 Years                  $1,000             -3.09%               $   855
12/31/04-12/31/09

Since Inception          $1,000               .25%               $ 1,020
01/15/02-12/31/09
                                                                          *
Average Annual Total Return (After Taxes on Distributions and Redemption):
The average annual total return (after taxes on distributions and sale of Fund shares) is calculated by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

                                   n
                            P (1+T)  = ATV
                                          DR
Where: P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions and redemption); n = number of years;
ATV = ending value of a hypothetical $1,000; DR = payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on Fund distributions and redemption.

                                        Average Annual   Ending Redeemable Value
Period                Inital Purchase       Return             12/31/2009
-----------------     ---------------   --------------   -----------------------
1 Year                   $1,000              8.07%               $ 1,081
12/31/08-12/31/09

5 Years                  $1,000             -3.09%               $   855
12/31/04-12/31/09

Since Inception          $1,000               .21%               $ 1,017
01/15/02-12/31/09
                                     - 9 -



(page)
* After tax returns are calculated using historical highest federal tax rates and do not reflect the impact of state and local taxes. Actual after tax re-turns depend on an individual investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or IRA's. As with all mutual funds, past results are not an indication of future performance.


                             FINANCIAL STATEMENTS

The Financial Statements and Report of Independent Registered Public Accounting Firm required to be included in the Statement of Additional Information are in-corporated herein by reference to the Fund's Annual Report to shareholders for the fiscal year ended December 31, 2009. The Fund will provide the Annual Report without charge at written or telephone request.

                                   FORM N-1A
                           PART C - OTHER INFORMATION



      Contents                                                   Page #

  1.  Exhibit Index                                                   1

  2.  Persons Controlled by or Under Common Control with the Fund     1

  3.  Indemnification                                                 1

  4.  Business and other Connections of the Investment Adviser        2

  5.  Principal Underwriters                                          2

  6.  Location of Accounts & Records                                  2

  7.  Management Services                                             2

  8.  Undertakings                                                    2

  9.  Consent by Sanville & Company                                   2

 10.  Signatures                                                      3

 1.   Exhibit Index


      a - Articles of Incorporation (Incorporated by reference to Registrant's
          Post-Effective Amendment No.1 filed on 1/14/02 under filing
          #333-63416)
      b - By-Laws (Incorporated by reference to Registrant's Post-Effective
          Amendment No.1 on 1/14/02 under filing #333-63416) c - Instruments Defining Rights of Security Holders - Not applicable d - Investment Advisory Contracts (Incorporated by reference to
          Registrant's Post-Effective Amendment No.4 on 4/14/04 under filing #333-63416)
      e - Underwriting Contracts - Not applicable f - Bonus or Profit Sharing Contracts - Not applicable g - Custodial Agreements - Charles Schwab & Co./NorthQuest Capital Fund
          (Incorporated by reference to Registrant's Post-Effective Amendment No. 11 on February 27, 2006 under filing #333-63416)
      h - Other Material Contracts - Financial Institution Bond (Incorporated by reference to Registrant's Post-Effective Amendment No.1 on 1/14/02 under filing #333-63416)
      h1- Other Material Contracts - Reimbursement Agreements (Incorporated by reference to Registrant's Post-Effective Amendment No.1 on 1/14/02 under filing #333-63416)
      h2- Other Material Contracts - Delaware Charter/ERC Agreement (Incorpora-ted by reference to Registrant's Post-Effective Amendment No.4 on 4/14/04 under filing #333-63416)
      i - Legal Opinion (Incorporated by reference to Registrant's
          Post-Effective Amendment No.1 on 1/14/02 under filing #333-63416) j - Other Opinions - Not applicable k - Omitted Financial Statements - Not applicable l - Initial Capital Agreements - No longer applicable m - Rule 12b-1 Plan - Not applicable n - Rule 18f-3 Plan - Not applicable p - Code of Ethics (Incorporated by reference to Registrant's Post-
          Effective Amendment No.10 on 04/29/05 under filing #333-63416) q - Consent of Independent Registered Public Accountanting Firm - (Filed
          here with)


 2. Persons Controlled by or Under Common Control with the Fund - As of 04/25/10, Rene A. Lencki, is a control person for the Fund having voting authority for 29.36% of the Fund's shares (see section "Control Persons" in SAI).


 3. Indemnification - Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that, in the opinion of the Securities and Exchange Commission, such in-demnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of ex-penses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceed-
      ing) is asserted by such director, officer or controlling person in con-nection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whe-ther such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      Article XII, Section 3 of the Fund's By-laws states that each director and officer of the corporation shall be indemnified by the corporation against reasonable costs and expenses incurred by him/her in connection with any action, suit or proceeding to which he/she may be made a party by reason of his/her being or having been a director or officer of the corporation, except in relation to any action, suits or proceedings in which he/she has been adjudged liable because of misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the con-duct of his/her office.


 4. Business and other Connections of the Investment Adviser - The Emerald Research Corporation's activity at the present time is performance on its Investment Advisory Contract currently effective with the NorthQuest Capital Fund, Inc. Mr. Peter J. Lencki is president and owner of
      Emerald Research Corporation.


 5. Principal Underwriters - See the section "Underwriters of the Fund" on page 8 of Part B Statement of Additional Information.


 6. Location of Accounts & Records - All Fund records are held at corporate headquarters - 16 Rimwood Lane, Colts Neck, N.J. 07722 - with the excep-tion of security certifications, which will be maintained with a "Securities Depository'(See page 6 of prospectus under heading "Custody of Investments"). Peter Lencki, of 16 Rimwood Lane, Colts Neck, N.J. 07722, will maintain physical possession of each account, book or other document required to be maintained by laws, rules or regulations.


 7.   Management services - Not applicable


 8.   Undertakings        - Not applicable


 9.   Consent of Independent Registered Public Accounting Firm -


             CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         As the independent registered public accounting firm, we hereby consent to the use of our report, dated April XX, 2010, for the NorthQuest
      Capital Fund, Inc., and to all references to our firm included in or made part of this Post-Effective Amendment No.16 under the Securities Act of 1933 and Post-Effective Amendment No.16 under the Investment Company Act of 1940 to the NorthQuest Capital Fund, Inc.'s Registration Statement on Form N-1A (File Nos. 333-63416 and 811-10419), including the reference to our firm under the heading "Other Service Providers" in the Statement of Additional Information of the Fund.

      Abington, Pennsylvania                          /s/
      April XX, 2010

10.   Signatures -

      Pursuant to the requirements of the Securities Act of 1933 and the Invest-ment Company Act of 1940, NorthQuest Capital Fund, Inc. certifies that it meets all of the requirements for effectiveness of this Registration Statement and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Colts Neck and State of New Jersey on the 26th day of April, 2010.

      The NorthQuest Capital Fund, Inc.    By: /s/ Peter J. Lencki
                                                   -------------------------
                                                   Peter J. Lencki, President

      Pursuant to the requirements of the Securities Act of 1933, this amend-ment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

      Signatures -
                                                Title                    Date
      By: /s/ Peter J. Lencki           President, CEO and Treasurer
          -------------------          (Principal Executive Officer)   04/26/10
              Peter J. Lencki          (Principal Financial &
                                        Accounting Officer)
                                        Director

      By: /s/ Mary E. Lencki            Secretary
          --------------------                                         04/26/10
              Mary E. Lencki

      By: /s/ Robert S. Keesser         Director
          ---------------------                                        04/26/10
              Robert S. Keesser

      By: /s/ John G. Padovano          Director
          --------------------                                         04/26/10
              John G. Padovano

      By: /s/ Michael W. Sommerhalter   Director
          ---------------------                                        04/26/10
              Michael W. Sommerhalter